                                                                    EXHIBIT 99.1


                      CERTIFICATES FOR HOME EQUITY LOANS
                                 SERIES 1999-C

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

Set forth below is information regarding fixed-rate home equity loan contracts and adjustable rate home equity loan contracts transferred to the Trust formed in June 1999. The information below relates to both the Initial Contracts described in the Prospectus Supplement dated June 24, 1999 and the Additional Contracts transferred to the Trust on the Closing Date. There will be subsequent adjustable rate home equity loan contracts transferred to the Trust after the Closing Date. There will not be any subsequent fixed-rate home equity loan contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement dated June 24, 1999.

  The tables below show additional characteristics of the fixed-rate loans.

  Geographical Distribution of Mortgaged Properties-- Fixed-Rate Loans

                                                                              % of
                                          % of                              Fixed-Rate
                                        Fixed-Rate                         Home Equity
                                        Home Equity                         Loans by
                                          Loans       Aggregate Principal  Outstanding
                          Number of    by Number of         Balance         Principal
                         Loans as of     Loans as      Outstanding as of  Balance as of
                         Cut-off Date of Cut-off Date    Cut-off Date     Cut-off Date
                         ------------ --------------- ------------------- -------------
Alabama.................      511           3.27%       $ 28,181,710.12        2.97%
Arizona.................      222           1.42          10,641,142.21        1.12
Arkansas................      163           1.04           7,831,090.66         .82
California............      1,086           6.95          96,109,449.54       10.12
Colorado................      329           2.11          19,783,175.80        2.08
Connecticut.............      171           1.09          12,655,309.00        1.33
Delaware................       39            .25           3,027,958.67         .32
District of Columbia....       11            .07             804,500.08         .08
Florida.................      696           4.45          38,231,995.78        4.02
Georgia.................      516           3.30          33,046,032.40        3.48
Idaho...................       64            .41           2,939,901.22         .31
Illinois................      753           4.82          45,649,390.51        4.81
Indiana.................      507           3.24          26,580,751.05        2.80
Iowa....................      354           2.27          18,868,437.37        1.99
Kansas..................      359           2.30          18,500,491.20        1.95
Kentucky................      305           1.95          16,865,187.76        1.78
Louisiana...............      433           2.77          22,838,184.97        2.40
Maine...................       32            .20           1,700,009.80         .18
Maryland................      290           1.86          20,035,192.60        2.11
Massachusetts...........      189           1.21          13,419,932.64        1.41
Michigan................      832           5.32          53,674,088.45        5.65
Minnesota...............      250           1.60          13,938,592.35        1.47
Mississippi.............      200           1.28           9,890,114.20        1.04
Missouri................      503           3.22          26,664,714.90        2.81
Montana.................       52            .33           3,606,351.14         .38
Nebraska................      166           1.06           9,471,536.08        1.00
Nevada..................      104            .67           6,712,289.83         .71
New Hampshire...........       25            .16           1,574,795.81         .17
New Jersey..............      218           1.39          16,739,087.36        1.76
New Mexico..............       69            .44           3,792,837.85         .40
New York................      548           3.51          38,663,636.67        4.07
North Carolina..........      705           4.51          41,658,512.62        4.39
North Dakota............       39            .25           1,563,397.92         .16
Ohio....................    1,005           6.43          55,453,117.74        5.84
Oklahoma................      101            .65           4,385,850.90         .46
Oregon..................      127            .81           9,128,252.35         .96
Pennsylvania............      646           4.13          37,914,533.51        3.99
Rhode Island............       61            .39           4,342,209.50         .46
South Carolina..........      389           2.49          21,987,329.79        2.31
South Dakota............       83            .53           4,902,694.51         .52
Tennessee...............      401           2.57          23,515,579.80        2.48
Texas...................      726           4.65          31,111,237.18        3.27
Utah....................      143            .92          10,204,256.78        1.07
Vermont.................        8            .05             371,275.19         .04
Virginia................      415           2.66          30,912,140.42        3.25
Washington..............      319           2.04          22,595,712.09        2.38
West Virginia...........       69            .44           3,972,121.37         .42
Wisconsin...............      342           2.19          20,385,358.21        2.15
Wyoming.................       51            .33           3,138,907.13         .33
Non-U.S. based military
 personnel..............        1            .01              18,674.88            *
                           ------         ------        ---------------      ------
Total...................   15,628         100.00%       $949,999,049.91      100.00%
                           ======         ======        ===============      ======

--------
* Indicates an amount greater than zero but less than .05% of the aggregate principal balance of the fixed-rate loans.

                 Years of Origination--Fixed-Rate Loans

                                                                 % of
                                                               Fixed-Rate
                           Number of                       Home Equity Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1975......................       1      $      3,056.15              *
1977......................       1            26,322.78              *
1978......................       1            19,464.91              *
1979......................       2            60,936.69             .01
1985......................       1            55,360.60             .01
1989......................       1           226,342.75             .02
1990......................       1            62,784.99             .01
1992......................       1            98,236.16             .01
1995......................       2            59,728.38             .01
1996......................      16           382,340.93             .04
1997......................      68         2,348,276.11             .25
1998......................   1,202        85,179,889.01            8.97
1999......................  14,331       861,476,310.45           90.68
                            ------      ---------------          ------
    Total.................  15,628      $949,999,049.91          100.00%
                            ======      ===============          ======

--------
* Indicates an amount greater than zero but less than .05% of the aggregate principal balance of the fixed-rate loans.

        Distribution of Original Loan Amounts--Fixed-Rate Loans

                                                                % of
                                                              Fixed-Rate
                          Number of                      Home Equity Loans by
                            Loans    Aggregate Principal Outstanding Principal
      Original Loan       as of Cut- Balance Outstanding     Balance as of
   Amount (in Dollars)     off Date  as of Cut-off Date      Cut-off Date
   -------------------    ---------- ------------------- ---------------------
Less than $10,000........      55      $    428,487.95             .05%
Between $10,000 to
 $ 19,999................   2,500        36,261,916.42            3.82
Between $20,000 to
 $ 29,999................   2,288        55,894,308.80            5.88
Between $30,000 to
 $ 39,999................   1,678        57,935,777.91            6.10
Between $40,000 to
 $ 49,999................   1,485        66,304,483.53            6.98
Between $50,000 to
 $ 59,999................   1,424        77,661,226.56            8.17
Between $60,000 to
 $ 69,999................   1,258        81,119,291.46            8.54
Between $70,000 to
 $ 79,999................   1,056        78,745,874.61            8.29
Between $80,000 to
 $ 89,999................     769        64,831,454.85            6.82
Between $90,000 to
 $ 99,999................     623        58,894,959.58            6.20
Between $100,000 to
 $109,999................     456        47,804,460.52            5.03
Between $110,000 to
 $119,999................     397        45,557,915.35            4.80
Between $120,000 to
 $129,999................     297        37,035,499.58            3.90
Between $130,000 to
 $139,999................     244        32,830,237.67            3.46
Between $140,000 to
 $149,999................     211        30,504,143.36            3.21
Between $150,000 to
 $159,999................     171        26,371,674.36            2.78
Between $160,000 to
 $169,999................     127        20,894,503.18            2.20
Between $170,000 to
 $179,999................     108        18,867,295.64            1.99
Between $180,000 to
 $189,999................      71        13,028,324.07            1.37
Between $190,000 to
 $199,999................      79        15,354,882.39            1.62
Between $200,000 to
 $249,999................     188        41,278,150.55            4.35
Between $250,000 to
 $299,999................      94        25,408,633.57            2.67
Over   $300,000..........      49        16,985,548.00            1.79
                           ------      ---------------          ------
    Total................  15,628      $949,999,049.91          100.00%
                           ======      ===============          ======

                         Loan Rates--Fixed-Rate Loans

                                                           % of Fixed-Rate
                         Number of                       Home Equity Loans by
                           Loans    Aggregate Principal  Outstanding Principal
  Range of Home Equity   as of Cut- Balance Outstanding      Balance as of
   Loans by Loan Rate     off Date  as of Cut-off Date       Cut-off Date
  --------------------   ---------- ------------------- -----------------------
Less than  6.01%........       2      $    127,520.74              .01%
From  6.01% to  7.00%...       4           177,942.74              .02
From  7.01% to  8.00%...      50         6,961,038.74              .73
From  8.01% to  9.00%...     639        74,730,493.71             7.87
From  9.01% to 10.00%...   1,712       173,129,462.97            18.22
From 10.01% to 11.00%...   3,154       262,558,768.51            27.64
From 11.01% to 12.00%...   2,832       181,299,741.07            19.08
From 12.01% to 13.00%...   2,634       109,576,146.45            11.53
From 13.01% to 14.00%...   2,760        89,666,567.60             9.44
From 14.01% to 15.00%...   1,029        31,234,271.48             3.29
From 15.01% to 16.00%...     378        11,187,462.76             1.18
From 16.01% to 17.00%...     251         6,013,393.10              .63
From 17.01% to 18.00%...     133         2,462,048.43              .26
From 18.01% to 19.00%...      46           831,449.19              .09
Over 19.00%.............       4            42,742.42               *
                          ------      ---------------           ------
    Total...............  15,628      $949,999,049.91           100.00%
                          ======      ===============           ======
----------
* Indicates an amount greater than zero but less than .05% of the aggregate principal balance of the fixed-rate loans.


                Remaining Months to Maturity--Fixed-Rate Loans

                                                                  % of
                                                               Fixed-Rate
                           Number of                      Home Equity Loans by
   Months Remaining to       Loans    Aggregate Principal Outstanding Principal
    Scheduled Maturity     as of Cut- Balance Outstanding     Balance as of
    as of Cut-off Date      off Date  as of Cut-off Date      Cut-off Date
   -------------------     ---------- ------------------- ---------------------
1 to 30...................       2      $     13,665.64              *
31 to 60..................     161         2,904,352.60             .31%
61 to 90..................     100         2,477,694.66             .26
91 to 120.................     949        25,652,091.59            2.70
121 to 150................      68         2,321,544.80             .24
151 to 180................   3,183       107,584,670.32           11.32
181 to 210................      28         1,487,172.74             .16
211 to 240................   4,178       206,228,253.75           21.71
241 to 270................       7           556,934.88             .06
271 to 300................   1,563       106,520,096.22           11.21
301 to 330................       3           229,566.95             .02
331 to 360................   5,386       494,023,005.76           52.00
                            ------      ---------------          ------
    Total.................  15,628      $949,999,049.91          100.00%
                            ======      ===============          ======

----------
* Indicates an amount greater than zero but less than .05% of the aggregate principal balance of the fixed-rate loans.

                        Lien Position--Fixed-Rate Loans

                                                                 % of
                                                               Fixed-Rate
                           Number of                      Home Equity Loans by
                             Loans    Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
                            off Date  as of Cut-off Date      Cut-off Date
                           ---------- ------------------- ---------------------
First.....................   9,539      $780,429,096.07           82.15%
Second....................   5,995       167,731,714.08           17.66
Third.....................      94         1,838,239.76             .19
                            ------      ---------------          ------
    Total.................  15,628      $949,999,049.91          100.00%
                            ======      ===============          ======

          Combined Loan-to-Value Ratio--Fixed-Rate Home Equity Loans


                                                               % of Fixed-Rate
                              Number of                      Home Equity Loans by
                                Loans    Aggregate Principal Outstanding Principal
                              as of Cut- Balance Outstanding     Balance as of
Combined Loan-to-Value Ratio   off Date  as of Cut-off Date      Cut-off Date
----------------------------  ---------- ------------------- ---------------------
From 0.00% to 10.00%.........       8      $    113,800.00             .01%
From 10.01% to 20.00%........      32           568,772.18             .06
From 20.01% to 30.00%........      67         1,848,920.43             .19
From 30.01% to 40.00%........      95         2,812,400.81             .30
From 40.01% to 50.00%........     189         7,223,703.84             .76
From 50.01% to 60.00%........     265        10,783,274.88            1.14
From 60.01% to 70.00%........     601        30,286,312.93            3.19
From 70.01% to 80.00%........   2,053       116,103,506.88           12.22
From 80.01% to 90.00%........   4,557       289,146,944.80           30.44
Over 90.00%..................   7,761       491,111,413.16           51.70
                               ------      ---------------          ------
    Total....................  15,628      $949,999,049.91          100.00%
                               ======      ===============          ======

  The table below describes additional characteristics of the group I adjustable rate loans.

     Geographical Distribution of Mortgaged Properties--Group I Adjustable
                                  Rate Loans

                                                                                     % of
                                                  % of                              Group I
                                                Group I                           Adjustable
                                              Adjustable                          Rate Loans
                                              Rate Loans    Aggregate Principal by Outstanding
                                             by Number of         Balance         Principal
                          Number of Loans      Loans as      Outstanding as of  Balance as of
                         as of Cut-off Date of Cut-off Date    Cut-off Date      Cut-off Date
                         ------------------ --------------- ------------------- --------------
Alabama.................         82               3.40%       $ 7,536,661.66          3.01%
Arizona.................         65               2.70          6,611,200.52          2.64
Arkansas................          3                .12            222,108.70           .09
California..............        166               6.89         23,845,052.11          9.54
Colorado................        106               4.40         12,057,084.53          4.82
Connecticut.............         18                .71          1,974,173.25           .79
Delaware................          8                .33            860,790.93           .34
District Of Columbia....          8                .33            995,766.49           .40
Florida.................        100               4.15         10,219,644.97          4.09
Georgia.................         81               3.36          8,443,589.56          3.38
Idaho...................         11                .46          1,053,592.22           .42
Illinois................        160               6.64         16,037,862.22          6.42
Indiana.................        117               4.86          9,835,514.04          3.93
Iowa....................         14                .58          1,131,019.61           .45
Kansas..................         27               1.12          3,141,166.25          1.26
Kentucky................         44               1.83          3,832,313.82          1.53
Louisiana...............         34               1.41          2,910,911.95          1.16
Maryland................         74               3.07         10,242,549.78          4.10
Massachusetts...........         15                .62          2,054,210.42           .82
Michigan................        111               4.61         10,316,098.18          4.13
Minnesota...............         20                .83          2,252,375.37           .90
Mississippi.............          9                .37            728,698.90           .29
Missouri................         66               2.74          5,876,036.37          2.35
Montana.................          3                .12            172,120.00           .07
Nebraska................          3                .12            115,072.23           .05
Nevada..................         35               1.45          4,263,397.07          1.71
New Hampshire...........          6                .25            610,909.92           .24
New Jersey..............          9                .37          1,129,796.17           .45
New Mexico..............          7                .29            606,100.44           .24
New York................         14                .58          2,002,373.65           .80
North Carolina..........        166               6.89         14,449,590.13          5.78
Ohio....................        249              10.34         22,127,315.11          8.85
Oklahoma................         19                .79          1,617,833.17           .65
Oregon..................         49               2.03          5,519,863.45          2.21
Pennsylvania............         46               1.91          4,450,668.77          1.78
Rhode Island............          9                .37          1,132,451.55           .45
South Carolina..........         37               1.54          2,876,745.43          1.15
Tennessee...............         64               2.66          5,912,938.50          2.37
Texas...................        128               5.31         12,841,233.88          5.14
Utah....................         43               1.78          4,779,664.91          1.91
Virginia................         41               1.70          5,521,504.34          2.21
Vermont.................          1                .04             58,368.03           .02
Washington..............        112               4.65         14,769,338.21          5.91
Wisconsin...............         24               1.00          2,401,271.06           .96
West Virginia...........          5                .21            463,350.00           .19
                              -----             ------       ---------------       -------
    Total...............      2,409             100.00%      $250,000,311.87       100.00%
                              =====             ======       ===============       =======

              Years of Origination--Group I Adjustable Rate Loans

                                                                    % of Group I
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1996....................          1          $    162,000.00              .06%
1997....................          9               973,319.52              .39
1998....................        238            24,369,739.30             9.75
1999....................      2,161           224,495,253.05            89.80
                              -----          ---------------           ------
    Total...............      2,409          $250,000,311.87           100.00%
                              =====          ===============           ======

  Distribution of Original Loan Amounts--Group I Adjustable Rate Loans

                                                                        % of
                                                                 Group I Adjustable
                                                                        Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- ---------------------
$ 20,000 to $ 29,999....         21          $    538,215.16              .22%
$ 30,000 to $ 39,999....         63             2,244,195.93              .90
$ 40,000 to $ 49,999....        141             6,328,717.83             2.53
$ 50,000 to $ 59,999....        168             9,286,642.94             3.71
$ 60,000 to $ 69,999....        247            16,008,882.75             6.40
$ 70,000 to $ 79,999....        236            17,614,074.02             7.05
$ 80,000 to $ 89,999....        222            18,790,190.44             7.52
$ 90,000 to $ 99,999....        200            18,921,631.74             7.57
$100,000 to $109,999....        186            19,470,507.57             7.79
$110,000 to $119,999....        160            18,285,599.57             7.31
$120,000 to $129,999....        140            17,450,567.26             6.98
$130,000 to $139,999....        125            16,811,936.93             6.72
$140,000 to $149,999....         93            13,522,318.53             5.41
$150,000 to $159,999....         85            13,138,487.28             5.26
$160,000 to $169,999....         60             9,883,418.73             3.95
$170,000 to $179,999....         60            10,444,722.63             4.18
$180,000 to $189,999....         58            10,678,804.67             4.27
$190,000 to $199,999....         30             5,812,691.08             2.33
$200,000 to $249,999....        114            24,768,706.81             9.91
                              -----          ---------------           ------
    Total...............      2,409          $250,000,311.87           100.00%
                              =====          ===============           ======

           Current Loan Rates--Group I Adjustable Rate Loans

                                                                       % of Group I
                                            Aggregate Principal  Adjustable Rate Loans by
   Range of Loans by      Number of Loans   Balance Outstanding   Outstanding Principal
       Loan Rate         as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
   -----------------     ------------------ ------------------- --------------------------
 5.001% to 6.000%.......          1          $    198,999.14                 .08%
 6.001% to 7.000%.......          2               293,053.66                 .12
 7.001% to 8.000%.......         50             6,237,563.60                2.50
 8.001% to 9.000%.......        499            58,807,984.68               23.52
 9.001% to 10.000%......      1,060           112,179,510.63               44.87
10.001% to 11.000%......        581            54,998,567.61               22.00
11.001% to 12.000%......        170            13,874,186.84                5.55
12.001% to 13.000%......         41             3,186,864.28                1.27
13.001% to 14.000%......          5               223,581.43                 .09
                              -----          ---------------              ------
    Total...............      2,409          $250,000,311.87              100.00%
                              =====          ===============              ======

      Remaining Months to Maturity--Group I Adjustable Rate Loans

                                                                       % of Group I
  Months Remaining to                       Aggregate Principal  Adjustable Rate Loans by
  Scheduled Maturity      Number of Loans   Balance Outstanding   Outstanding Principal
  as of Cut-off Date     as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
  -------------------    ------------------ ------------------- --------------------------
211 to 240..............          1         $      72,659.06                 .03%
271 to 330..............          1                51,079.41                 .02
331 to 360..............      2,407           249,847,461.70               99.95
                              -----          ---------------              ------
    Total...............      2,409          $250,000,311.87              100.00%
                              =====          ===============              ======

              Lien Position--Group I Adjustable Rate Loans

                                                           % of Group I
                                 Aggregate Principal  Adjustable Rate Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
              as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
              ------------------ ------------------- --------------------------
First........      2,409          $250,000,311.87              100.00%
                   -----          ---------------              ------
    Total....      2,409          $250,000,311.87              100.00%
                   =====          ===============              ======

           Loan-to-Value Ratio--Group I Adjustable Rate Loans

                                                                     % of Group I
                                            Aggregate Principal  Adjustable Rate Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
10.01% to 20.00%........          2           $   104,000.00                 .04%
20.01% to 30.00%........          2               140,000.00                 .06
30.01% to 40.00%........          7               493,556.98                 .20
40.01% to 50.00%........         17             1,175,418.43                 .47
50.01% to 60.00%........         37             2,816,956.60                1.13
60.01% to 70.00%........        139            11,080,851.99                4.43
70.01% to 80.00%........        650            63,694,907.37               25.48
80.01% to 90.00%........      1,178           125,455,126.51               50.18
90.01% to 100.00%.......        377            45,039,493.99               18.02
                              -----           --------------              ------
    Total...............      2,409           250,000,311.87              100.00%
                              =====           ==============              ======

         Month of Next Rate Adjustment--Group I Adjustable Rate Loans

                                                                            % of Group I
                                                  Aggregate Principal   Adjustable Rate Loans
                                Number of Loans   Balance Outstanding  by Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
May 1999....................            1          $    159,921.30                 .06%
July 1999...................            5               517,629.40                 .21
August 1999.................            7               813,432.60                 .33
September 1999..............           12             1,396,654.03                 .56
October 1999................            9               853,712.19                 .34
November 1999...............           10             1,211,342.63                 .48
December 1999...............            3               297,944.92                 .12
January 2000................            3               351,122.54                 .14
February 2000...............           11             1,055,822.64                 .42
March 2000..................           12             1,418,251.74                 .57
April 2000..................            5               393,688.07                 .16
May 2000....................            8               763,282.15                 .31
June 2000...................            2               146,921.59                 .06
July 2000...................            4               209,681.49                 .08
August 2000.................            6               777,916.73                 .31
September 2000..............           26             2,878,758.13                1.15
October 2000................           39             4,203,135.50                1.68
November 2000...............           44             4,377,346.40                1.75
December 2000...............           60             6,198,980.93                2.48
January 2001................           92             9,194,911.94                3.68
February 2001...............          234            24,633,807.80                9.85
March 2001..................          539            56,934,718.10               22.77
April 2001..................          681            69,577,816.51               27.83
May 2001....................          454            46,877,559.00               18.75
June 2001...................           46             4,777,966.98                1.91
July 2001...................            1                76,500.00                 .03
August 2001.................            2               160,188.06                 .06
September 2001..............            1                65,363.30                 .03
October 2001................            2               190,912.66                 .08
November 2001...............            4               243,188.17                 .10
January 2002................            8               621,305.08                 .25
February 2002...............           13             1,534,105.11                 .61
March 2002..................           19             2,019,360.50                 .81
April 2002..................           28             3,313,293.68                1.33
May 2002....................           16             1,498,070.00                 .60
June 2002...................            1               148,500.00                 .06
March 2029..................            1               107,200.00                 .04
                                    -----          ---------------              ------
    Total...................        2,409          $250,000,311.87              100.00%
                                    =====          ===============              ======

          Distribution of Gross Margin--Group I Adjustable Rate Loans

                                                                      % of Group I
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.500% to 3.749%........          1         $      76,411.64                .03%
3.750% to 3.999%........          2               161,845.56                .06
4.000% t0 4.249%........          1                63,949.57                .03
4.250% to 4.499%........          1                82,800.00                .03
4.500% to 4.749%........         15             1,491,835.56                .60
4.750% to 4.999%........         11               971,419.22                .39
5.000% to 5.249%........         43             4,368,238.00               1.75
5.250% to 5.499%........         48             5,182,899.18               2.07
5.500% to 5.749%........         94             9,923,504.29               3.97
5.750% to 5.999%........        126            13,701,368.48               5.48
6.000% to 6.249%........        245            25,590,084.94              10.24
6.250% to 6.499%........        331            35,990,345.34              14.40
6.500% to 6.749%........        323            34,620,530.66              13.85
6.750% to 6.999%........        362            39,693,692.38              15.88
7.000% to 7.249%........        179            17,522,027.69               7.01
7.250% to 7.499%........        186            19,146,627.11               7.66
7.500% to 7.749%........        141            13,190,868.89               5.28
7.750% to 7.999%........        110            11,485,225.04               4.59
8.000% to 8.249%........         73             6,657,317.23               2.66
8.250% to 8.499%........         45             4,000,835.97               1.60
8.500% to 8.749%........         30             2,637,370.93               1.05
8.750% to 8.999%........         10               780,105.19                .31
9.000% to 9.249%........         11               817,708.49                .33
9.250% to 9.499%........          7               451,212.52                .18
9.500% to 9.749%........          6               454,254.24                .18
9.750% to 9.999%........          6               704,008.81                .28
10.000% to 10.249%......          1                35,750.00                .01
11.750% to 11.999%......          1               198,074.94                .08
                               -----         ---------------             -------
    Total...............       2,409         $250,000,311.87             100.00%
                               =====         ===============             =======

               Maximum Loan Rates--Group I Adjustable Rate Loans

                                                                                  % of Group I
                                                                              Adjustable Rate Loans
                             Number of Loans       Aggregate Principal       by Outstanding Principal
                              as of Cut-off        Balance Outstanding            Balance as of
Maximum Loan Rates                Date             as of Cut-off Date              Cut-off Date
------------------           ---------------       -------------------       ------------------------
 9.250% to 9.499%.......             1              $     46,454.05                      .02%
 9.500% to 9.749%.......             1                   105,000.00                      .04
11.000% to 11.249%......             1                   181,537.60                      .07
12.250% to 12.499%......             2                   123,467.00                      .05
12.500% to 12.749%......             3                   347,636.68                      .14
12.750% to 12.999%......             3                   482,703.66                      .19
13.000% to 13.249%......             3                   240,210.27                      .10
13.250% to 13.499%......             6                   530,998.00                      .21
13.500% to 13.749%......            11                 1,230,357.91                      .49
13.750% to 13.999%......            14                 2,249,862.77                      .90
14.000% to 14.249%......            25                 2,878,463.43                     1.15
14.250% to 14.499%......            38                 4,888,028.86                     1.96
14.500% to 14.749%......            86                 9,665,226.42                     3.87
14.750% to 14.999%......           239                28,768,297.19                    11.51
15.000% to 15.249%......           111                12,002,489.72                     4.80
15.250% to 15.499%......           246                26,419,338.96                    10.57
15.500% to 15.749%......           173                18,978,661.25                     7.59
15.750% to 15.999%......           369                38,000,440.00                    15.20
16.000% to 16.249%......           133                13,540,328.75                     5.42
16.250% to 16.499%......           174                17,629,759.98                     7.05
16.500% to 16.749%......           172                16,882,826.50                     6.75
16.750% to 16.999%......           194                19,784,184.71                     7.91
17.000% to 17.249%......            62                 5,310,937.99                     2.12
17.250% to 17.499%......            84                 6,927,547.90                     2.77
17.500% to 17.749%......            72                 6,476,789.51                     2.59
17.750% to 17.999%......            59                 5,544,211.27                     2.22
18.000% to 18.249%......            35                 2,758,766.63                     1.10
18.250% to 18.499%......            26                 2,443,412.67                      .98
18.500% to 18.749%......            25                 2,120,843.15                      .85
18.750% to 18.999%......            10                   835,473.82                      .33
19.000% to 19.249%......             7                   630,569.64                      .25
19.250% to 19.499%......             4                   418,325.83                      .17
19.500% to 19.749%......             2                    70,082.47                      .03
19.750% to 19.999%......             5                   400,659.73                      .16
Greater Than 19.999%....            13                 1,096,417.55                      .44
                                 -----              ---------------                   ------
    Total...............         2,409              $250,000,311.87                   100.00%
                                 =====              ===============                   ======

           Minimum Loan Rates--Group I Adjustable Rate Loans

                                                                 % of
                                                                Group I
                                                           Adjustable Rate
                        Number of                               Loans
                          Loans    Aggregate Principal by Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Minimum Loan Rates       off Date  as of Cut-off Date        Cut-off Date
------------------      ---------- ------------------- ------------------------
 4.500% to  4.749%.....      3       $   265,478.41                .11%
 5.000% to  5.249%.....      1           107,046.19                .04
 5.500% to  5.749%.....      5           429,136,50                .17
 5.750% to  5.999%.....     12         1,609,590.39                .64
 6.000% to  6.249%.....     18         1,957,356.42                .78
 6.250% to  6.499%.....      9         1,134,810.09                .45
 6.500% to  6.749%.....     11         1,402,481.43                .56
 6.750% to  6.999%.....     27         3,405,689.51               1.36
 7.000% to  7.249%.....     10         1,254,672.40                .50
 7.250% to  7.499%.....     20         2,085,278.98                .83
 7.500% to  7.749%.....     24         2,244,931.12                .90
 7.750% to  7.999%.....     29         3,916,878.87               1.57
 8.000% to  8.249%.....     36         4,023,871.63               1.61
 8.250% to  8.499%.....     62         7,794,981.92               3.12
 8.500% to  8.749%.....    105        12,090,877.30               4.84
 8.750% to  8.999%.....    270        31,415,420.03              12.57
 9.000% to  9.249%.....    121        12,510,453.29               5.00
 9.250% to  9.499%.....    258        27,636,846.33              11.05
 9.500% to  9.749%.....    215        23,548,495.30               9.42
 9.750% to  9.999%.....    413        42,239,648.99              16.90
10.000% to 10.249%.....    125        12,506,107.46               5.00
10.250% to 10.499%.....    171        16,080,279.71               6.43
10.500% to 10.749%.....    142        13,058,415.64               5.22
10.750% to 10.999%.....    122        11,610,355.49               4.64
11.000% to 11.249%.....     45         3,501,227.19               1.40
11.250% to 11.499%.....     49         4,032,469.11               1.61
11.500% to 11.749%.....     37         2,937,334.42               1.17
11.750% to 11.999%.....     22         1,691,216.69                .68
12.000% to 12.249%.....     21         1,816,612.70                .73
12.250% to 12.499%.....      6           403,094.45                .16
12.500% to 12.749%.....     11           743,275.32                .30
12.750% to 12.999%.....      3           288,104.79                .12
13.000% to 13.249%.....      2            57,884.24                .02
13.250% to 13.499%.....      2            80,110.15                .03
13.500% to 13.749%.....      1            51,079.41                .02
13.750% to 13.999%.....      1            63,700.00                .03
                         -----       --------------             ------
  Total................  2,409      $250,000,311.87             100.00%
                         =====       ==============             ======

  The tables below describe additional characteristics of the group adjustable rate loans.

         Geographical Distribution of Mortgaged Properties--Group II
                             Adjustable Rate Loans

                                                                                    % of
                                                 % of                              Group II
                                               Group II                           Adjustable
                                              Adjustable                          Rate Loans
                                              Rate Loans    Aggregate Principal by Outstanding
                                             by Number of         Balance         Principal
                          Number of Loans      Loans as      Outstanding as of  Balance as of
                         as of Cut-off Date of Cut-off Date    Cut-off Date      Cut-off Date
                         ------------------ --------------- ------------------- --------------
Alabama ................         17              2.66%       $ 1,942,349.47         2.22%
Arizona ................         13              2.03          1,883,377.99         2.15
Arkansas ...............          5               .78            377,860.00          .43
California .............         64             10.00         14,487,595.00        16.53
Colorado ...............         18              2.81          2,302,786.76         2.63
Connecticut ............          7              1.09            467,002.31          .53
District Of Columbia....          1               .16            123,432.40          .14
Florida ................         31              4.84          3,198,391.34         3.65
Georgia ................         24              3.75          3,855,287.19         4.40
Idaho ..................          4               .63            672,970.22          .77
Illinois ...............         38              5.94          4,398,877.28         5.02
Indiana ................         20              3.13          1,474,933.47         1.68
Iowa ...................          3               .47             97,313.92          .11
Kansas .................          6               .94            690,662.40          .79
Kentucky ...............          5               .78            366,510.78          .42
Louisiana ..............         10              1.56          1,077,258.96         1.23
Maryland ...............         30              4.69          5,876,978.48         6.71
Massachusetts ..........         13              2.03          2,659,628.29         3.03
Michigan ...............         25              3.91          2,260,495.08         2.58
Minnesota ..............          7              1.09          1,323,650.60         1.51
Mississippi ............          1               .16             63,261.33          .07
Missouri ...............         21              3.28          1,668,289.29         1.90
Montana ................          3               .47            481,884.00          .55
Nevada .................          7              1.09          1,129,786.00         1.29
New Hampshire ..........          3               .47            439,905.00          .50
New Mexico .............          1               .16             72,000.00          .08
New York ...............          4               .63            712,902.99          .81
North Carolina .........         36              5.63          3,960,901.88         4.52
Ohio ...................         44              6.88          3,994,067.81         4.56
Oklahoma ...............          4               .63            397,683.59          .45
Oregon .................         17              2.66          2,444,920.21         2.79
Pennsylvania ...........         21              3.28          1,850,327.09         2.11
Rhode Island ...........          1               .16            112,500.00          .13
South Carolina .........          6               .94            840,880.47          .96
South Dakota ...........          1               .16             74,000.00          .08
Tennessee ..............         11              1.72          1,148,402.08         1.31
Texas ..................         39              6.09          5,161,385.87         5.89
Utah ...................         19              2.97          3,242,194.53         3.70
Virginia ...............         21              3.28          3,851,775.57         4.39
Washington .............         31              4.84          5,834,458.48         6.66
West Virginia ..........          2               .31            185,480.80          .21
Wisconsin ..............          6               .94            445,395.90          .51
                                ---            ------        --------------       ------
    Total ..............        640            100.00%       $87,649,764.83       100.00%
                                ===            ======        ==============       ======

             Years of Origination--Group II Adjustable Rate Loans

                                                                    % of Group II
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1997....................          2           $   668,529.37              .76%
1998....................         71             8,900,756.99            10.16
1999....................        567            78,064,205.62            89.08
                                ---           --------------           ------
    Total...............        640           $87,649,764.83           100.00%
                                ===           ==============           ======

 Distribution of Original Loan Amounts--Group II Adjustable Rate Loans

                                                                    % of Group II
                                                                   Adjustable Rate
                                                                      Loans by
                                            Aggregate Principal Outstanding Principal
  Original Loan Amount    Number of Loans   Balance Outstanding     Balance as of
      (in Dollars)       as of Cut-off Date as of Cut-off Date      Cut-off Date
  --------------------   ------------------ ------------------- ---------------------
$ 20,000 to $ 29,999....         11           $   298,286.47              .34%
$ 30,000 to $ 39,999....         23               827,717.75              .94
$ 40,000 to $ 49,999....         25             1,135,658.77             1.30
$ 50,000 to $ 59,999....         45             2,463,088.83             2.81
$ 60,000 to $ 69,999....         43             2,800,291.63             3.19
$ 70,000 to $ 79,999....         57             4,268,298.91             4.87
$ 80,000 to $ 89,999....         50             4,236,218.04             4.83
$ 90,000 to $ 99,999....         43             4,053,088.66             4.62
$100,000 to $109,999....         41             4,267,830.91             4.87
$110,000 to $119,999....         36             4,136,745.20             4.72
$120,000 to $129,999....         40             4,994,574.13             5.70
$130,000 to $139,999....         25             3,388,480.17             3.87
$140,000 to $149,999....         16             2,315,748.43             2.64
$150,000 to $159,999....          9             1,385,731.22             1.58
$160,000 to $169,999....          8             1,318,252.93             1.50
$170,000 to $179,999....         12             2,082,458.92             2.38
$180,000 to $189,999....          4               732,000.00              .84
$190,000 to $199,999....          2               390,877.00              .45
$200,000 to $249,999....         32             7,442,263.14              .49
$250,000 to $299,999....         75            20,678,939.11            23.59
Greater than $299,999...         43            14,433,214.61            16.47
                                ---           --------------           ------
    Total...............        640           $87,649,764.83           100.00%
                                ===           ==============           ======

              Current Loan Rates--Group II Adjustable Rate Loans

                                                                      % of Group II
                                            Aggregate Principal  Adjustable Rate Loans by
   Range of Loans by      Number of Loans   Balance Outstanding   Outstanding Principal
       Loan Rate         as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
   -----------------     ------------------ ------------------- --------------------------
 6.001% to 7.000%.......          1           $    91,000.00                 .10%
 7.001% to 8.000%.......         32             5,381,335.31                6.14
 8.001% to 9.000%.......        156            25,139,825.93               28.68
 9.001% to 10.000%......        279            38,450,121.78               43.87
10.001% to 11.000%......        131            14,940,598.08               17.05
11.001% to 12.000%......         37             3,386,490.77                3.86
12.001% to 13.000%......          4               260,392.96                 .30
                                ---           --------------              ------
    Total...............        640           $87,649,764.83              100.00%
                                ===           ==============              ======

         Remaining Months to Maturity--Group II Adjustable Rate Loans

                                                                      % of Group II
  Months Remaining to                       Aggregate Principal  Adjustable Rate Loans by
   Scheduled Maturity     Number of Loans   Balance Outstanding   Outstanding Principal
   as of Cut-off Date    as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
  -------------------    ------------------ ------------------- --------------------------
151 to 180..............          1           $    26,100.00                 .03%
331 to 360..............        639            87,607,391.98               99.97
                                ---           --------------              ------
    Total...............        640           $87,649,764.83              100.00%
                                ===           ==============              ======

                 Lien Position--Group II Adjustable Rate Loans

                                                            % of Group II
                                 Aggregate Principal  Adjustable Rate Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
              as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
              ------------------ ------------------- --------------------------
First........        640           $87,649,764.83              100.00%
                     ---           --------------              ------
    Total....        640           $87,649,764.83              100.00%
                     ===           ==============              ======

          Loan-to-Value Ratio- Group II Adjustable Rate Loans

                                                                  % of Group II
                                            Aggregate Principal  Adjustable Rate Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
20.01% to 30.00%........          1           $    30,000.00                 .03%
30.01% to 40.00%........          2                87,500.00                 .10
40.01% to 50.00%........          4               203,366.98                 .23
50.01% to 60.00%........         11               973,283.68                1.11
60.01% to 70.00%........         31             3,562,107.83                4.06
70.01% to 80.00%........        174            22,108,653.28               25.22
80.01% to 90.00%........        321            44,418,828.81               50.68
90.01% to 100.00%.......         96            16,266,024.25               18.56
                                ---           --------------              ------
    Total...............        640           $87,649,764.83              100.00%
                                ===           ==============              ======

     Month of Next Rate Adjustment--Group II Adjustable Rate Loans

                                                                           % of Group II
                                                  Aggregate Principal   Adjustable Rate Loans
                                Number of Loans   Balance Outstanding  by Outstanding Principal
Month of Next Rate Adjustment  as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-----------------------------  ------------------ ------------------- --------------------------
May 1999....................            1           $    72,999.87                 .08%
August 1999.................            3               232,700.80                 .27
September 1999..............            3               806,154.00                 .92
October 1999................            4               664,250.00                 .76
December 1999...............            1               155,500.00                 .18
January 2000................            1                68,320.75                 .08
March 2000..................            3               533,173.11                 .61
May 2000....................            1               322,177.28                 .37
July 2000...................            3               512,704.42                 .58
August 2000.................            5               470,666.62                 .54
September 2000..............            9             1,321,038.83                1.51
October 2000................            8               932,174.78                1.06
November 2000...............           17             1,902,165.54                2.17
December 2000...............           14             2,061,998.47                2.35
January 2001................           33             3,502,243.89                4.00
February 2001...............           57             7,780,555.82                8.88
March 2001..................          181            23,753,597.05               27.10
April 2001..................          200            26,812,101.65               30.59
May 2001....................           77            13,631,685.12               15.55
June 2001...................            2               255,050.00                 .29
November 2001...............            1               101,011.50                 .12
December 2001...............            3               372,772.89                 .43
February 2002...............            4               467,254.16                 .53
March 2002..................            1               124,089.42                 .14
April 2002..................            6               474,878.86                 .54
May 2002....................            2               318,500.00                 .36
                                      ---           --------------              ------
    Total...................          640           $87,649,764.83              100.00%
                                      ===           ==============              ======

      Distribution of Gross Margin- Group II Adjustable Rate Loans

                                                                     % of Group II
                                            Aggregate Principal   Adjustable Rate Loans
                          Number of Loans   Balance Outstanding  by Outstanding Principal
Gross Margin             as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
------------             ------------------ ------------------- --------------------------
3.750% to 3.999%........           1           $137,624.63             .16%
4.500% to 4.749%........           2            162,618,57             .19
4.750% to 4.999%........           3            599,000.00             .68
5.000% to 5.249%........          13          1,737,942.89            1.98
5.250% to 5.499%........           6            766,723.63             .87
5.500% to 5.749%........          22          2,967,265.74            3.39
5.750% to 5.999%........          68          9,379,843.67           10.70
6.000% to 6.249%........          64          9,257,395.52           10.56
6.250% to 6.499%........          90         13,096,119.56           14.94
6.500% to 6.749%........          82         11,887,469.92           13.56
6.750% to 6.999%........          81         12,898,629.88           14.72
7.000% to 7.249%........          63          7,939,759.63            9.06
7.250% to 7.499%........          60          7,288,337.05            8.32
7.500% to 7.749%........          38          3,316,945.09            3.78
7.750% to 7.999%........          24          3,409,869.00            3.89
8.000% to 8.249%........           8            728,605.82             .83
8.250% to 8.499%........           6            875,516.81            1.00
8.500% to 8.749%........           4            221,870.45             .25
8.750% to 8.999%........           3            782,571.31             .89
9.000% to 9.249%........           1            119,965.66             .14
9.250% to 9.499%........           1             75,690.00             .09
                                 ---        --------------          ------
    Total...............         640        $87,649,764,83          100.00%
                                 ===        ==============          ======

              Maximum Loan Rates--Group II Adjustable Rate Loans

                                                                  % of Group II
                                                              Adjustable Rate Loans
                         Number of Loans Aggregate Principal by Outstanding Principal
                          as of Cut-off  Balance Outstanding      Balance as of
Maximum Loan Rates            Date       as of Cut-off Date        Cut-off Date
------------------       --------------- ------------------- ------------------------
 9.500% to  9.749%......         1         $    81,810.00                .09%
11.500% to 11.749%......         1              84,000.00                .10
11.750% to 11.999%......         2             370,867.16                .42
12.500% to 12.749%......         1             419,595.95                .48
12.750% to 12.999%......         4             461,387.33                .53
13.000% to 13.249%......         1              67,500.00                .08
13.250% to 13.499%......         1             170,250.00                .19
13.750% to 13.999%......        10           2,012,000.00               2.30
14.000% to 14.249%......         5           1,096,070.62               1.25
14.250% to 14.499%......         9           1,318,968.68               1.50
14.500% to 14.749%......        14           1,662,882.72               1.90
14.750% to 14.999%......        59           9,960,803.73              11.36
15.000% to 15.249%......        26           3,483,411.09               3.97
15.250% to 15.499%......        64           9,908,896.88              11.31
15.500% to 15.749%......        47           6,277,944.92               7.16
15.750% to 15.999%......       109          16,107,452.64              18.38
16.000% to 16.249%......        44           6,052,132.71               6.90
16.250% to 16.499%......        45           5,908,438.04               6.74
16.500% to 16.749%......        42           4,637,750.27               5.29
16.750% to 16.999%......        52           7,595,239.12               8.67
17.000% to 17.249%......        21           2,030,022.79               2.32
17.250% to 17.499%......        23           2,409,363.66               2.75
17.500% to 17.749%......        14           1,689,925.81               1.93
17.750% to 17.999%......        17           1,545,535.94               1.76
18.000% to 18.249%......         8             510,050.62                .58
18.250% to 18.499%......        12             706,339.47                .81
18.500% to 18.749%......         5             891,442.12               1.02
18.750% to 18.999%......         2             126,421.23                .14
Greater than 19.999%....         1              63,261.33                .07
                               ---         --------------             ------
    Total...............       640         $87,649,764.83             100.00%
                               ===         ==============             ======

              Minimum Loan Rates--Group II Adjustable Rate Loans

                                                                      % of
                                                                    Group II
                                                                 Adjustable Rate
                                                                    Loans by
                                  Number of                        Outstanding
                                    Loans    Aggregate Principal    Principal
                                  as of Cut- Balance Outstanding  Balance as of
Minimum Loan Rates                 off Date  as of Cut-off Date   Cut-off Date
------------------                ---------- ------------------- ---------------
 4.500% to  4.749%...............      1       $    69,000.00           .08%
 5.000% to  5.249%...............      1           155,500.00           .18
 5.500% to  5.749%...............      2           305,238.51           .35
 5.750% to  5.999%...............      6           764,634.71           .87
 6.000% to  6.249%...............      4           641,729.82           .73
 6.250% to  6.499%...............      4           345,083.01           .39
 6.500% to  6.749%...............      2           326,753.43           .37
 6.750% to  6.999%...............      7         1,099,201.69          1.25
 7.000% to  7.249%...............      8           915,674.92          1.04
 7.250% to  7.499%...............      8           845,581.18           .96
 7.500% to  7.749%...............      4           549,676.74           .63
 7.750% to  7.999%...............     18         3,181,318.57          3.63
 8.000% to  8.249%...............     13         1,675,421.35          1.91
 8.250% to  8.499%...............     19         3,163,731.44          3.61
 8.500% to  8.749%...............     27         3,001,153.27          3.42
 8.750% to  8.999%...............     82        15,296,099.97         17.45
 9.000% to  9.249%...............     39         5,160,413.62          5.89
 9.250% to  9.499%...............     66         9,639,430.80         11.00
 9.500% to  9.749%...............     51         7,232,354.10          8.25
 9.750% to  9.999%...............    105        14,119,551.41         16.11
10.000% to 10.249%...............     37         4,601,648.45          5.25
10.250% to 10.499%...............     36         4,783,714.69          5.46
10.500% to 10.749%...............     32         2,982,521.48          3.40
10.750% to 10.999%...............     24         3,016,083.94          3.44
11.000% to 11.249%...............     10           581,080.50           .66
11.250% to 11.499%...............     16           995,696.57          1.14
11.500% to 11.749%...............      8         1,508,622.88          1.72
11.750% to 11.999%...............      4           340,863.34           .39
12.000% to 12.249%...............      2           188.844.22           .22
12.250% to 12.499%...............      2           127,449.28           .15
12.500% to 12.749%...............      1            35,690.94           .04
                                     ---       --------------        ------
  Total..........................    640       $87,649,764.83        100.00%
                                     ===       ==============        ======